SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 11, 1998


                               RECOTON CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      NEW YORK                        0-5860                     11-1771737
(STATE OR OTHER JURISDIC-           (COMMISSION                (IRS EMPLOYER
 TION OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)

                  2950 LAKE EMMA ROAD, LAKE MARY, FLORIDA 32746
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 407-333-8900

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

          On December 11, 1998 Recoton engaged an underwriter to sell at least $100,000,000 of high yield subordinated debt or other securities. On December 14, 1998 it engaged a financial management consultant. Both such engagements were pursuant to the terms of its agreement with its multibank credit facility lenders as previously reported in the Company's Form 8-K dated November 30, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
           AND EXHIBITS

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:  not applicable

         b.       PRO FORMA FINANCIAL INFORMATION:  not applicable

         c.       EXHIBITS:

                  1.       Press release issued on December 11, 1998


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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         RECOTON CORPORATION


                                         By: /S/ STUART MONT
                                            --------------------
                                            Name:  Stuart Mont
                                            Title: Chief Operating
                                                   Officer and Executive
                                                   Vice President - Operations

Dated:  December 14, 1998

                                  EXHIBIT INDEX


1.       Press release issued on December 11, 1998